10f-3 REPORT

                        TRAVELERS SEREIS TRUST
                    MFS EMERGING GROWTH PORTFOLIO

                 June 1, 2000 through August 30, 2000

                     Trade                                    % of
Issuer               Date    Selling Dealer    Amount   Price Issue(1)

China Unicom         6/16/00 Morgan Stanley    $489,755 19.99 1.61A
Capstone Engines     6/28/00 Goldman Sachs        8,320 16.00 1.39B
Network Engines      7/13/00 DLJ                  5,270 17.00 1.15C
Sunrise Telecom Inc. 7/13/00 Chase                2,100 15.00 0.88D
Microtune             8/4/00 Goldman Sachs        2,560 16.00 1.05E
Integrated Telecom 8/18/00 Lehman Brothers 10,980 18.00 2.68F WJ Communications 8/18/00 Hambrecht & Quist 2,560 16.00 0.56G

(1) Represents purchases by all affiliated funds; may not exceed
    25% of the offering.

A - Includes purchases of $74,472,745 by other affiliated mutual funds. B - Includes purchases of $1,991,680 by other affiliated mutual funds. C - Includes purchases of $1,269,730 by other affiliated mutual funds. D - Includes purchases of $522,900 by other affiliated mutual funds.
E - Includes purchases of $669,440 by other affiliated mutual funds.
F - Includes purchases of $2,689,020 by other affiliated mutual funds. G - Includes purchases of $477,440 by other affiliated mutual funds.



                             10f-3 REPORT

                        TRAVELERS SEREIS TRUST
                     MFS MID CAP GROWTH PORTFOLIO

                 June 1, 2000 through August 30, 2000

                     Trade                                    % of
Issuer               Date    Selling Dealer    Amount   Price Issue(1)

Capstone Turbine     6/28/00 Goldman Sachs      $11,840 19.99 1.61A
Network Engines      7/13/00 DLJ                 11,900 16.00 1.39B
Sunrise Telecom Inc. 7/13/00 Chase                4,950 17.00 1.15C
Microtune             8/4/00 Goldman Sachs        5,760 15.00 0.88D
Integrated Telecom 8/18/00 Lehman Brothers 26,280 16.00 1.05E WJ Communications 8/18/00 Hambrecht & Quist 5,920 16.00 0.56G

(1) Represents purchases by all affiliated funds; may not exceed
    25% of the offering.

A - Includes purchases of $1,988,160 by other affiliated mutual funds. B - Includes purchases of $1,263,100 by other affiliated mutual funds. C - Includes purchases of $520,050 by other affiliated mutual funds.
D - Includes purchases of $666,240 by other affiliated mutual funds.
E - Includes purchases of $2,673,720 by other affiliated mutual funds. F - Includes purchases of $474,080 by other affiliated mutual funds.



                             10f-3 REPORT

                        TRAVELERS SERIES TRUST
                        QUALITY BOND PORTFOLIO

                 June 1, 2000 through August 30, 2000

                   Trade                                        % of
Issuer             Date    Selling Dealer    Amount     Price   Issue(1)

Cox Communications 11/2/00 Morgan Stanley DW $2,700,000 $99.715 0.96%
 7.75% due 11/1/10

(1) Represents purchases by all affiliated funds; may not exceed
    25% of the offering.

A - Includes purchases of $5,000,000 by other affiliated mutual funds.



Fund                                  TRAVELERS EQUITY INCOME
Trade Date                            26-Apr-00
Settle Date                           1-May-00
Security Name                         Time Warner Telecom
Size of Offering                      15,289,842
Aggregate Offering Value              764,492,100
Price                                 50
Shares Purchased                      2,000
Transaction Value                     300,000
Underwriter Fidelity Purchased From   LEHM
Underwriting Members:(1)              Lehman Brothers
Underwriting Members:(2)              Morgan Stanley
Underwriting Members:(3)              Bear Stearns
Underwriting Members:(4)              DLJ
Underwriting Members:(5)              Fid. Capital MKTS
Underwriting Members:(6)              0


Fund                                  TRAVELERS EQUITY INCOME
Trade Date                            26-Jun-00
Settle Date                           30-Jun-00
Security Name                         Stratos Lightwave
Size of Offering                      8,750,000
Aggregate Offering Value              183,750,000
Price                                 21
Shares Purchased                      100
Transaction Value                     10,500
Underwriter Fidelity Purchased From   LEHM
Underwriting Members:(1)              Lehman Brothers
Underwriting Members:(2)              CIBC World Mkt.
Underwriting Members:(3)              US Bancorp
Underwriting Members:(4)              Robert Baird
Underwriting Members:(5)              Tucker Anthony
Underwriting Members:(6)              Fid. Capital Markets


Fund                                  TRAVELERS EQUITY INCOME
Trade Date                            20-Jul-00
Settle Date                           26-Jul-00
Security Name                         Telarian
Size of Offering                      4,200,000
Aggregate Offering Value              67,200,000
Price                                 16
Shares Purchased                      100
Transaction Value                     4,800
Underwriter Fidelity Purchased From   LEHM
Underwriting Members:(1)              Lehman
Underwriting Members:(2)              SG Cowen
Underwriting Members:(3)              WIT Sound View
Underwriting Members:(4)              FCM
Underwriting Members:(5)              0
Underwriting Members:(6)              0


Fund                                  TRAVELERS EQUITY INCOME
Trade Date                            15-Feb-00
Settle Date                           18-Feb-00
Security Name                         Chordiant Software
Size of Offering                      4,500,000
Aggregate Offering Value              81,000,000
Price                                 18
Shares Purchased                      100
Transaction Value                     88,200
Underwriter Fidelity Purchased From   RSSF
Underwriting Members:(1)     FleetBoston Robertson Stephens Inc.
Underwriting Members:(2)              Dain Rauscher Incorporated
Underwriting Members:(3)              Thomas Weisel Partners LLC
Underwriting Members:(4)              0
Underwriting Members:(5)              0
Underwriting Members:(6)              0


Fund                                  TRAVELERS EQUITY INCOME
Trade Date                            10-Feb-00
Settle Date                           15-Feb-00
Security Name                         Xcare.net, Inc.
Size of Offering                      5,000,000
Aggregate Offering Value              90,000,000
Price                                 18
Shares Purchased                      100
Transaction Value                     1,800
Underwriter Fidelity Purchased From   RSSF
Underwriting Members:(1)       FleetBoston Robertson Stephens Inc.
Underwriting Members:(2)        SG Cowen Securities Corporation
Underwriting Members:(3)              E*Offering Corp.
Underwriting Members:(4)              Advest, Inc.
Underwriting Members:(5)              0
Underwriting Members:(6)              0


Fund                                  TRAVELERS EQUITY INCOME
Trade Date                            3-Feb-00
Settle Date                           9-Feb-00
Security Name                Dobson Communications Corporation
Size of Offering                      25,000,000
Aggregate Offering Value              550,000,000
Price                                 22
Shares Purchased                      500
Transaction Value                     44,000
Underwriter Fidelity Purchased From   LEHM
Underwriting Members:(1)              Lehman Brothers Inc.
Underwriting Members:(2)              Salomon Smith Barney Inc.
Underwriting Members:(3)              Banc of America Securities LLC
Underwriting Members:(4)              Deutsche Bank Securities Inc.
Underwriting Members:(5)              Goldman, Sachs & Co.
Underwriting Members:(6)  Merrill Lynch, Pierce, Fenner & Smith Inc.


Fund                                  TRAVELERS EQUITY INCOME
Trade Date                            4-Feb-00
Settle Date                           9-Feb-00
Security Name                         FirePond, Inc.
Size of Offering                      5,000,000
Aggregate Offering Value              110,000,000
Price                                 22
Shares Purchased                      100
Transaction Value                     44,000
Underwriter Fidelity Purchased From   RSSF
Underwriting Members:(1)       FleetBoston Robertson Stephens Inc.
Underwriting Members:(2)         Dain Rauscher Incorporated
Underwriting Members:(3)        SG Cowen Securities Corporation
Underwriting Members:(4)              E*Offering Corp.
Underwriting Members:(5)              0
Underwriting Members:(6)              0


Fund                                  TRAVELERS EQUITY INCOME
Trade Date                            3-Feb-00
Settle Date                           9-Feb-00
Security Name                         Therma Wave, Inc.
Size of Offering                      9,000,000
Aggregate Offering Value              180,000,000
Price                                 20
Shares Purchased                      100
Transaction Value                     224,000
Underwriter Fidelity Purchased From   LEHM
Underwriting Members:(1)          Banc of America Securities LLC
Underwriting Members:(2)            Lehman Brothers Inc.
Underwriting Members:(3)              Fidelity Capital Markets
Underwriting Members:(4)              0
Underwriting Members:(5)              0
Underwriting Members:(6)              0


Fund                                  TRAVELERS EQUITY INCOME
Trade Date                            5-Apr-00
Settle Date                           10-Apr-00
Security Name                         Ulticom
Size of Offering                      4,250,000
Aggregate Offering Value              55,250,000
Price                                 13
Shares Purchased                      100
Transaction Value                     2,600
Underwriter Fidelity Purchased From   LEHM
Underwriting Members:(1)              Lehman Brothers
Underwriting Members:(2)              Chase H&Q
Underwriting Members:(3)              US Bancorp Piper Jaffrey
Underwriting Members:(4)              Fid Capital MKTS
Underwriting Members:(5)              0
Underwriting Members:(6)              0


Fund                                  TRAVELERS EQUITY INCOME
Trade Date                            4-Oct-00
Settle Date                           11-Oct-00
Security Name                         TNPC Inc
Size of Offering                      21,000,000
Aggregate Offering Value              441,000,000
Price                                 21
Shares Purchased                      300
Transaction Value                     21,000
Underwriter Fidelity Purchased From   FBCO
Underwriting Members:(1)              0
Underwriting Members:(2)              Credit Suise
Underwriting Members:(3)              DLJ
Underwriting Members:(4)              FCM
Underwriting Members:(5)              Chase H&Q
Underwriting Members:(6)              CIBC World


Fund                                  TRAVELERS EQUITY INCOME
Trade Date                            21-Sep-00
Settle Date                           26-Sep-00
Security Name                         TTM Technologies
Size of Offering                      7,500,000
Aggregate Offering Value              120,000,000
Price                                 16
Shares Purchased                      100
Transaction Value                     8,000
Underwriter Fidelity Purchased From   RSSF
Underwriting Members:(1)              Robertson Stephens
Underwriting Members:(2)              Chase H&Q
Underwriting Members:(3)              DLJ
Underwriting Members:(4)              First Union
Underwriting Members:(5)              0
Underwriting Members:(6)              0


Fund                                  TRAVELERS EQUITY INCOME
Trade Date                            28-Sep-00
Settle Date                           4-Oct-00
Security Name                         Simple Technology
Size of Offering                      6,364,000
Aggregate Offering Value              70,004,000
Price                                 11
Shares Purchased                      100
Transaction Value                     5,500
Underwriter Fidelity Purchased From   LEHM
Underwriting Members:(1)              Lehman Brothers
Underwriting Members:(2)              Banc of America
Underwriting Members:(3)              Fid. Capital Markets
Underwriting Members:(4)              0
Underwriting Members:(5)              0
Underwriting Members:(6)              0


Fund                                  TRAVELERS EQUITY INCOME
Trade Date                            2-Aug-00
Settle Date                           8-Aug-00
Security Name                         Rosetta Inpharmatics
Size of Offering                      7,200,000
Aggregate Offering Value              100,800,000
Price                                 14
Shares Purchased                      100
Transaction Value                     2,800
Underwriter Fidelity Purchased From   LEHM
Underwriting Members:(1)              0
Underwriting Members:(2)              Lehman Brothers
Underwriting Members:(3)              FCM
Underwriting Members:(4)              Lazard
Underwriting Members:(5)              Prudential Vector Healthcare
Underwriting Members:(6)              0


Fund                                  TRAVELERS EQUITY INCOME
Trade Date                            18-Aug-00
Settle Date                           23-Aug-00
Security Name                         Peco III Inc.
Size of Offering                      5,000,000
Aggregate Offering Value              75,000,000
Price                                 15
Shares Purchased                      100
Transaction Value                     6,000
Underwriter Fidelity Purchased From   RSSF
Underwriting Members:(1)              0
Underwriting Members:(2)              Robertson Stephens
Underwriting Members:(3)              CIBC World Markets
Underwriting Members:(4)              Needham & Co.
Underwriting Members:(5)              FCM
Underwriting Members:(6)              0


Fund                                  TRAVELERS EQUITY INCOME
Trade Date                            17-Aug-00
Settle Date                           23-Aug-00
Security Name                         Integrated Telecom Express
Size of Offering                      5,600,000
Aggregate Offering Value              100,800,000
Price                                 18
Shares Purchased                      100
Transaction Value                     7,200
Underwriter Fidelity Purchased From   LEHM
Underwriting Members:(1)              0
Underwriting Members:(2)              Lehman Brothers
Underwriting Members:(3)              Bear stearns & Co.
Underwriting Members:(4)              Wit Soundview
Underwriting Members:(5)              FCM
Underwriting Members:(6)              0


Fund                                  TRAVELERS EQUITY INCOME
Trade Date                            12-Apr-00
Settle Date                           18-Apr-00
Security Name                         Nuance
Size of Offering                      4,400,000
Aggregate Offering Value              74,800,000
Price                                 17
Shares Purchased                      100
Transaction Value                     34,000
Underwriter Fidelity Purchased From   GSCO
Underwriting Members:(1)              Goldman Sachs
Underwriting Members:(2)              Thomas Weisal Ptn.
Underwriting Members:(3)              Dain Rauscher Wessel
Underwriting Members:(4)              Wit Sondview
Underwriting Members:(5)              Fid. Capital MKTS
Underwriting Members:(6)              0


Fund                                  TRAVELERS EQUITY INCOME
Trade Date                            17-Apr-00
Settle Date                           20-Apr-00
Security Name                         Dynegy Inc
Size of Offering                      11,000,000
Aggregate Offering Value              612,040,000
Price                                 56
Shares Purchased                      1,000
Transaction Value                     645,424
Underwriter Fidelity Purchased From   FBCO
Underwriting Members:(1)              Lehman
Underwriting Members:(2)              ABN AMRO
Underwriting Members:(3)              Banc of America
Underwriting Members:(4)              CIBC World
Underwriting Members:(5)              Credit Suisse
Underwriting Members:(6)              Merrill Lynch


Fund                                  TRAVELERS EQUITY INCOME
Trade Date                            9-Aug-00
Settle Date                           14-Aug-00
Security Name                         H Power Corp.
Size of Offering                      7,000,000
Aggregate Offering Value              112,000,000
Price                                 16
Shares Purchased                      100
Transaction Value                     4,800
Underwriter Fidelity Purchased From   LEHM
Underwriting Members:(1)              0
Underwriting Members:(2)              Lehman Brothers
Underwriting Members:(3)              CIBC World Markets
Underwriting Members:(4)              Deutsche Banc Alex Brown
Underwriting Members:(5)              Josephthal & Co.
Underwriting Members:(6)              FCM


Fund                                  TRAVELERS EQUITY INCOME
Trade Date                            12-May-00
Settle Date                           17-May-00
Security Name                         SEQUOIA SOFTWARE CORP
Size of Offering                      4,200,000
Aggregate Offering Value              33,600,000
Price                                 8
Shares Purchased                      100
Transaction Value                     15,200
Underwriter Fidelity Purchased From   LEHM
Underwriting Members:(1)              Lehman Brothers
Underwriting Members:(2)              SG Cowen
Underwriting Members:(3)              Wit Sound View
Underwriting Members:(4)              Fidelity Capital Markets
Underwriting Members:(5)              0
Underwriting Members:(6)              0


Fund                                  TRAVELERS EQUITY INCOME
Trade Date                            26-Apr-00
Settle Date                           2-May-00
Security Name                         AT&T WIRELESS GROUP
Size of Offering                      360,000,000
Aggregate Offering Value              10,620,000,000
Price                                 30
Shares Purchased                      15,300
Transaction Value                     51,625,000
Underwriter Fidelity Purchased From   MOTC
Underwriting Members:(1)              Goldman Sachs
Underwriting Members:(2)              Merrill Lynch
Underwriting Members:(3)              Salomon Brothers
Underwriting Members:(4)              Fid. Capital MKTS
Underwriting Members:(5)              0
Underwriting Members:(6)              0


Fund                                  TRAVELERS LARGE CAP
Trade Date                            26-Jun-00
Settle Date                           30-Jun-00
Security Name                         Stratos Lightwave
Size of Offering                      8,750,000
Aggregate Offering Value              183,750,000
Price                                 21
Shares Purchased                      100
Transaction Value                     10,500
Underwriter Fidelity Purchased From   LEHM
Underwriting Members:(1)              Lehman Brothers
Underwriting Members:(2)              CIBC World Mkt.
Underwriting Members:(3)              US Bancorp
Underwriting Members:(4)              Robert Baird
Underwriting Members:(5)              Tucker Anthony
Underwriting Members:(6)              Fid. Capital
                                      Markets

Fund
Trade Date                            TRAVELERS LARGE CAP
Settle Date                           26-Jun-00
Security Name                         30-Jun-00
Size of Offering                      Stratos Lightwave
Aggregate Offering Value              8,750,000
Price                                 183,750,000
Shares Purchased                      21
Transaction Value                     100
Underwriter Fidelity Purchased From   10,500
Underwriting Members:(1)              LEHM
Underwriting Members:(2)              Lehman Brothers
Underwriting Members:(3)              CIBC World Mkt.
Underwriting Members:(4)              US Bancorp
Underwriting Members:(5)              Robert Baird
Underwriting Members:(6)              Tucker Anthony
                                      Fid. Capital Markets


Fund                                  TRAVELERS LARGE CAP
Trade Date                            15-Feb-00
Settle Date                           18-Feb-00
Security Name                         Chordiant Software
Size of Offering                      4,500,000
Aggregate Offering Value              81,000,000
Price                                 18
Shares Purchased                      100
Transaction Value                     88,200
Underwriter Fidelity Purchased From   RSSF
Underwriting Members:(1)        FleetBoston Robertson Stephens Inc.
Underwriting Members:(2)              Dain Rauscher Incorporated
Underwriting Members:(3)              Thomas Weisel Partners LLC
Underwriting Members:(4)              0
Underwriting Members:(5)              0
Underwriting Members:(6)              0


Fund                                  TRAVELERS LARGE CAP
Trade Date                            10-Feb-00
Settle Date                           15-Feb-00
Security Name                         Xcare.net, Inc.
Size of Offering                      5,000,000
Aggregate Offering Value              90,000,000
Price                                 18
Shares Purchased                      100
Transaction Value                     1,800
Underwriter Fidelity Purchased From   RSSF
Underwriting Members:(1)        FleetBoston Robertson Stephens Inc.
Underwriting Members:(2)          SG Cowen Securities Corporation
Underwriting Members:(3)              E*Offering Corp.
Underwriting Members:(4)              Advest, Inc.
Underwriting Members:(5)              0
Underwriting Members:(6)              0


Fund                                  TRAVELERS LARGE CAP
Trade Date                            3-Feb-00
Settle Date                           9-Feb-00
Security Name                   Dobson Communications Corporation
Size of Offering                      25,000,000
Aggregate Offering Value              550,000,000
Price                                 22
Shares Purchased                      300
Transaction Value                     44,000
Underwriter Fidelity Purchased From   LEHM
Underwriting Members:(1)              Lehman Brothers Inc.
Underwriting Members:(2)              Salomon Smith Barney Inc.
Underwriting Members:(3)              Banc of America Securities LLC
Underwriting Members:(4)              Deutsche Bank Securities Inc.
Underwriting Members:(5)              Goldman, Sachs & Co.
Underwriting Members:(6)  Merrill Lynch, Pierce, Fenner & Smith Inc.


Fund                                  TRAVELERS LARGE CAP
Trade Date                            4-Feb-00
Settle Date                           9-Feb-00
Security Name                         FirePond, Inc.
Size of Offering                      5,000,000
Aggregate Offering Value              110,000,000
Price                                 22
Shares Purchased                      100
Transaction Value                     44,000
Underwriter Fidelity Purchased From   RSSF
Underwriting Members:(1)        FleetBoston Robertson Stephens Inc.
Underwriting Members:(2)              Dain Rauscher Incorporated
Underwriting Members:(3)              SG Cowen Securities Corporation
Underwriting Members:(4)              E*Offering Corp.
Underwriting Members:(5)              0
Underwriting Members:(6)              0


Fund                                  TRAVELERS LARGE CAP
Trade Date                            3-Feb-00
Settle Date                           9-Feb-00
Security Name                         Therma Wave, Inc.
Size of Offering                      9,000,000
Aggregate Offering Value              180,000,000
Price                                 20
Shares Purchased                      100
Transaction Value                     224,000
Underwriter Fidelity Purchased From   LEHM
Underwriting Members:(1)              Banc of America Securities LLC
Underwriting Members:(2)              Lehman Brothers Inc.
Underwriting Members:(3)              Fidelity Capital Markets
Underwriting Members:(4)              0
Underwriting Members:(5)              0
Underwriting Members:(6)              0


Fund                                  TRAVELERS LARGE CAP
Trade Date                            20-Jul-00
Settle Date                           26-Jul-00
Security Name                         Telarian
Size of Offering                      4,200,000
Aggregate Offering Value              67,200,000
Price                                 16
Shares Purchased                      100
Transaction Value                     4,800
Underwriter Fidelity Purchased From   LEHM
Underwriting Members:(1)              Lehman
Underwriting Members:(2)              SG Cowen
Underwriting Members:(3)              WIT Sound View
Underwriting Members:(4)              FCM
Underwriting Members:(5)              0
Underwriting Members:(6)              0


Fund                                  TRAVELERS LARGE CAP
Trade Date                            4-Oct-00
Settle Date                           11-Oct-00
Security Name                         TNPC Inc
Size of Offering                      21,000,000
Aggregate Offering Value              441,000,000
Price                                 21
Shares Purchased                      400
Transaction Value                     21,000
Underwriter Fidelity Purchased From   FBCO
Underwriting Members:(1)              0
Underwriting Members:(2)              Credit Suise
Underwriting Members:(3)              DLJ
Underwriting Members:(4)              FCM
Underwriting Members:(5)              Chase H&Q
Underwriting Members:(6)              CIBC World


Fund                                  TRAVELERS LARGE CAP
Trade Date                            21-Sep-00
Settle Date                           26-Sep-00
Security Name                         TTM Technologies
Size of Offering                      7,500,000
Aggregate Offering Value              120,000,000
Price                                 16
Shares Purchased                      200
Transaction Value                     8,000
Underwriter Fidelity Purchased From   RSSF
Underwriting Members:(1)              Robertson Stephens
Underwriting Members:(2)              Chase H&Q
Underwriting Members:(3)              DLJ
Underwriting Members:(4)              First Union
Underwriting Members:(5)              0
Underwriting Members:(6)              0


Fund                                  TRAVELERS LARGE CAP
Trade Date                            28-Sep-00
Settle Date                           4-Oct-00
Security Name                         Simple Technology
Size of Offering                      6,364,000
Aggregate Offering Value              70,004,000
Price                                 11
Shares Purchased                      200
Transaction Value                     5,500
Underwriter Fidelity Purchased From   LEHM
Underwriting Members:(1)              Lehman Brothers
Underwriting Members:(2)              Banc of America
Underwriting Members:(3)              Fid. Capital Markets
Underwriting Members:(4)              0
Underwriting Members:(5)              0
Underwriting Members:(6)              0


Fund                                  TRAVELERS LARGE CAP
Trade Date                            2-Aug-00
Settle Date                           8-Aug-00
Security Name                         Rosetta Inpharmatics
Size of Offering                      7,200,000
Aggregate Offering Value              100,800,000
Price                                 14
Shares Purchased                      100
Transaction Value                     2,800
Underwriter Fidelity Purchased From   LEHM
Underwriting Members:(1)              0
Underwriting Members:(2)              Lehman Brothers
Underwriting Members:(3)              FCM
Underwriting Members:(4)              Lazard
Underwriting Members:(5)         Prudential Vector Healthcare
Underwriting Members:(6)              0


Fund                                  TRAVELERS LARGE CAP
Trade Date                            18-Aug-00
Settle Date                           23-Aug-00
Security Name                         Peco III Inc.
Size of Offering                      5,000,000
Aggregate Offering Value              75,000,000
Price                                 15
Shares Purchased                      100
Transaction Value                     6,000
Underwriter Fidelity Purchased From   RSSF
Underwriting Members:(1)              0
Underwriting Members:(2)              Robertson Stephens
Underwriting Members:(3)              CIBC World Markets
Underwriting Members:(4)              Needham & Co.
Underwriting Members:(5)              FCM
Underwriting Members:(6)              0


Fund                                  TRAVELERS LARGE CAP
Trade Date                            17-Aug-00
Settle Date                           23-Aug-00
Security Name                         Integrated Telecom Express
Size of Offering                      5,600,000
Aggregate Offering Value              100,800,000
Price                                 18
Shares Purchased                      100
Transaction Value                     7,200
Underwriter Fidelity Purchased From   LEHM
Underwriting Members:(1)              0
Underwriting Members:(2)              Lehman Brothers
Underwriting Members:(3)              Bear stearns & Co.
Underwriting Members:(4)              Wit Soundview
Underwriting Members:(5)              FCM
Underwriting Members:(6)              0


Fund                                  TRAVELERS LARGE CAP
Trade Date                            12-Apr-00
Settle Date                           18-Apr-00
Security Name                         Nuance
Size of Offering                      4,400,000
Aggregate Offering Value              74,800,000
Price                                 17
Shares Purchased                      100
Transaction Value                     34,000
Underwriter Fidelity Purchased From   GSCO
Underwriting Members:(1)              Goldman Sachs
Underwriting Members:(2)              Thomas Weisal Ptn.
Underwriting Members:(3)              Dain Rauscher Wessel
Underwriting Members:(4)              Wit Sondview
Underwriting Members:(5)              Fid. Capital MKTS
Underwriting Members:(6)              0


Fund                                  TRAVELERS LARGE CAP
Trade Date                            9-Aug-00
Settle Date                           14-Aug-00
Security Name                         H Power Corp.
Size of Offering                      7,000,000
Aggregate Offering Value              112,000,000
Price                                 16
Shares Purchased                      100
Transaction Value                     4,800
Underwriter Fidelity Purchased From   LEHM
Underwriting Members:(1)              0
Underwriting Members:(2)              Lehman Brothers
Underwriting Members:(3)              CIBC World Markets
Underwriting Members:(4)              Deutsche Banc Alex Brown
Underwriting Members:(5)              Josephthal & Co.
Underwriting Members:(6)              FCM


Fund                                  TRAVELERS LARGE CAP
Trade Date                            12-May-00
Settle Date                           17-May-00
Security Name                         SEQUOIA SOFTWARE CORP
Size of Offering                      4,200,000
Aggregate Offering Value              33,600,000
Price                                 8
Shares Purchased                      100
Transaction Value                     15,200
Underwriter Fidelity Purchased From   LEHM
Underwriting Members:(1)              Lehman Brothers
Underwriting Members:(2)              SG Cowen
Underwriting Members:(3)              Wit Sound View
Underwriting Members:(4)              Fidelity Capital Markets
Underwriting Members:(5)              0
Underwriting Members:(6)              0